                                                                   EXHIBIT 10.26

                   SECOND AMENDMENT TO SUBORDINATED DEBENTURE

         This Second Amendment to Subordinated Debenture ("Amendment") is made and entered into as of the 5th day of February, 1999, by and between DIGITAL TRANSMISSION SYSTEMS, INC. (the "Company"), a Delaware corporation, and SIRROM CAPITAL CORPORATION d/b/a Tandem Capital (the "Purchaser"), a Tennessee corporation.

                              W I T N E S S E T H:

         WHEREAS, the Purchaser and the Company have previously executed that 11.5% Subordinated Debenture due September 25, 2002, in the original principal amount of $4,000,000, as amended by that First Amendment to Subordinated Debenture dated as of October 21, 1998 (the "Debenture");

         WHEREAS, the Purchaser and the Company wish to further amend the Debenture;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

         1. The Debenture is hereby amended by deleting the third paragraph thereof and substituting therefor the following language:

         Interest shall accrue on the outstanding principal balance of this Debenture at the rate often percent (10%) per annum. Interest shall be paid in arrears (i) on February 1, 2000, (ii) on each June 1, September 1, December 1 and February 1 until and including February 1, 2002,
         (iii) on the first day of each month commencing March 1, 2002, and (iv) on the final maturity date, February 5, 2004. Monthly interest payments shall be accompanied by payments of principal on the first day of each month (i) beginning on February 1, 2002, in the amount of $55,555.55 each, and (ii) beginning on February 1, 2003, in the amount of $111,111.11 each, and (iii) all remaining principal shall become due on February 5, 2004. All payments shall be made by automatic bank draft.

         2.    The Debenture remains in full effect, as amended hereby.

            [the remainder of this page is intentionally left blank]

         Executed as of the date stated above.

                                       DIGITAL TRANSMISSION SYSTEMS, INC.


                                       By: /s/
                                          --------------------------------------

                                       Title: President and CEO
                                             -----------------------------------


                                       SIRROM CAPITAL CORPORATION
                                       d/b/a Tandem Capital


                                       By: /s/
                                          --------------------------------------

                                       Title: Vice President
                                             -----------------------------------



                                      -2-